Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

Note 9 — Income Taxes

The tax effects of temporary differences that give rise to deferred tax assets are as follows:

	As of December 31,
	2022	2021
Current:
Accrued expenses	$133,591	$144,077
Stock compensation	354,274	1,800,762
Net operating loss carryforward	20,980,803	19,481,137
Research and development credit carry forward	1,340,317	252,536
Capitalized research and development	1,419,818	—
Total deferred tax assets	24,228,803	21,678,512
Valuation allowance	(24,228,803)	(21,678,512)
Deferred tax asset, net of valuation allowance	$—	$—

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows:

	For the Years Ended December 31,
	2022	2021
U.S. statutory federal rate	21.0%	21.0%
State income taxes, net of federal tax	7.1%	7.0%
Permanent differences	0.1%	(2.5)%
Prior year true-ups	(10.9)%	(2.7)%
R&D tax credit	3.7%	0.1%
Change in valuation allowance	(21.0)%	(22.9)%
Income tax provision (benefit)	—%	—%

The income tax provision consists of the following:

	For the Years Ended December 31,
	2022	2021
Federal
Current	$—	$—
Deferred	(1,909,246)	(2,723,112)
State and local
Current	—	—
Deferred	(641,044)	(905,577)
Change in valuation allowance	2,550,290	3,628,689
Income tax provision (benefit)	$—	$—

The Company assesses the likelihood that deferred tax assets will be realized. To the extent that realization is not more-likely-than-not, a valuation allowance is established. Based upon the Company’s losses since inception, management believes that it is more-likely-than-not that future benefits of deferred tax assets will not be realized. Therefore, the Company established a full valuation allowance as of December 31, 2022 and 2021. As of December 31, 2022 and 2021, the change in valuation allowance was $2.6 million and $3.6 million, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions, principally California, Florida, and New Jersey. The Company is subject to examination by the various taxing authorities. The Company’s federal and state income tax returns for tax years beginning in 2019 remain subject to examination.

At December 31, 2022 and 2021, the Company had approximately $74.8 million and $70.0 million, respectively, of federal and state net operating loss (“NOLs”) carryovers that may be available to offset future taxable income. The Company’s 2017 and prior federal and state net operating loss carry forwards, if not utilized, will begin to expire from 2029 to 2037. Beginning with 2018, and for subsequent years, the Company’s NOLs will have indefinite lives for federal tax purposes. In addition, net operating losses arising from prior years are also subject to examination at the time they are utilized in future years. In accordance with Section 382 of the Internal Revenue Code (the “Code”), the usage of the Company’s net operating loss carryforward could be limited in the event of a change in ownership. At this time, the Company has not completed a full study to assess whether an ownership change under Section 382 of the Code occurred due to the costs and complexities associated with such a study.

The Company’s gross R&D tax credits were approximately $1.3 million as of December 31, 2022 and 2021. These R&D tax credits will begin to expire from 2033 to 2042, respectively.

The Inflation Reduction Act of 2022 (the “IRA”) was enacted on August 16, 2022. This bill contains a number of tax-related provisions that are effective after December 31, 2022, including (1) the imposition of a 15% minimum tax on book income for corporations with a 3-year average adjusted book income over $1 billion, and (2) the creation of a 1% excise tax on the value of stock repurchases (net of the value of stock issuances) during the taxable year. Upon initial evaluation, the Company does not expect the IRA to have a material impact on the Company’s financial statements